UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007
                                                 (December 26, 2007)

                              CONCORD CAMERA CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                                           13-3152196
----------------------------                            ---------------------
(State or Other Jurisdiction                               (I.R.S. Employer
       of Incorporation)                                Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

        4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
        ---------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On December 26, 2007, Concord Camera Corp. (the "Company") and Urs W. Stampfli, the Company's Senior Vice President and Director of Global Sales & Marketing, entered into Amendment No. 6 (the "Amendment") to Mr. Stampfli's Terms of Employment with the Company (the "TOE"), which, effective January 1, 2008, (i) extends the term of Mr. Stampfli's employment from January 1, 2008 to January 1, 2009; and (ii) modifies Section 12 of the TOE to allow Mr. Stampfli to terminate his employment with the Company after the end of any calendar month during the Term for any reason or without reason by giving the Company 30 days' written notice. Prior to the effective date of the Amendment, Mr. Stampfli had the right to terminate his employment after the end of the Term for any reason or without reason by giving the Company 30 days' written notice.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. In case of any inconsistency between the discussion of the terms of the Amendment provided herein and the provisions of the Amendment, the provisions thereof shall govern.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------
10.1              Amendment No. 6 to Terms of Employment of Urs W. Stampfli with
                  Concord Camera Corp., effective as of January 1, 2008


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CONCORD CAMERA CORP.


Date:  December 27, 2007             By: /s/ Ira B. Lampert
                                         -------------------------------------
                                         Ira B. Lampert, Chairman,
                                         Chief Executive Officer and President


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